UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 24, 2010

Cleopatra International Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-534111                                  26-3788124

(Commission File Number)     (IRS Employer Identification No.)

No. 12 YingChun Road, 9th Floor, HaiWaiLianYi Building, LuoHu District, Shenzhen City, Guangdong Province, China

(Address of Principal Executive Offices)

(801) 580-4555

(Registrant’s telephone number, including area code)

Vibrosaun International, Inc.

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

CLEOPATRA INTERNATIONAL GROUP, INC.

TABLE OF CONTENTS

Item 2.01	Completion of Acquisition or Disposition of Assets	3
	Merger	3
	Description of Company	4
	Description of Business	5
	Legal Proceedings	7
	Management’s Discussion and Analysis of Financial Condition and Results of Operations	7
	Risk Factors	10
	Security Ownership of Certain Beneficial Owners and Management	13
	Executive Officers and Directors	14
	Executive Compensation	15
	Certain Relationships and Related Transactions	16
Item 5.01	Changes in Control of Registrant	16
Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	16
Item 9.01	Financial Statements and Exhibits	17

Item 2.01        Completion of Acquisition or Disposition of Assets

Share Exchange Agreement

On June 24, 2010, Vibrosaun International, Inc. (“Vibrosaun”) entered into a share exchange transaction with Festive Lion Limited, a British Virgin Island Company (“FLL”), and the owners and majority shareholders of FLL. According to the terms of this Agreement, Vibrosaun acquired all of the equity ownership of FLL in exchange for a certain number of shares of the voting stock of Vibrosaun. Specifically, the Shareholders shall transfer all of the shares of FLL held by them (the “FLL Shares”), constituting 100% ownership of FLL, to Vibrosaun in exchange for 57,000,000 shares of Vibrosaun’s common stock.

The Exchange took place upon the terms and conditions provided for in this Agreement and in accordance with applicable law, and was completed on September 15, 2010.  This transaction is now closed.  Immediately prior to the Exchange, Vibrosaun had a total of approximately 2,999,648 shares of its common stock issued and outstanding, and the Exchange Shares shall be issued in addition to the existing amount. For Federal income tax purposes, it is intended that the Exchange shall constitute a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board of Directors of Vibrosaun and the Board of Directors of FLL have each approved the proposed transaction, contingent upon satisfaction prior to closing of all of the terms and conditions of this Agreement; and FLL wholly owns World Alliance Holdings, a Hong Kong company. World Alliance Holdings wholly owns Shenzhen Cleopatra Salon and Spa Company Limited.

Certain portions of Exhibit A of the Share Exchange Agreement (the shareholders and the shareholders’ allocation) have been amended and the updated Agreement is attached hereto.

Name Change

On June 15, 2010, Vibrosaun International, Inc. (“Vibrosaun”) caused to be formed a corporation under the laws of the State of Nevada called Cleopatra International Group, Inc. (“Cleopatra”) which is a direct wholly-owned subsidiary of Vibrosaun.  On June 30, 2010, Vibrosaun and Cleopatra entered into an Agreement and Plan of Merger, to become effective on July 2, 2010, pursuant to which Cleopatra merged with and into Vibrosaun and Vibrosaun remained as the surviving corporation of the merger.

As a result of the merger, the corporate name of Vibrosaun was changed to “Cleopatra International Group, Inc.” Prior to the merger, Cleopatra had no liabilities or nominal assets and, as a result of the merger the separate existence of Cleopatra then ceased.  Vibrosaun was the surviving corporation in the merger and, except for the name change provided for in the Agreement and Plan of Merger, there was no change in the directors, officers, capital structure or business of Vibrosaun.

Vibrosaun, as the parent domestic Nevada corporation, owning 100 percent of the outstanding shares of Cleopatra, under Nevada law (NRS Section 92A.180) may merge Cleopatra into itself without shareholder approval and effectuate a name change without shareholder approval.

The foregoing description of the Share Exchange Agreement, merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) Agreement, which is filed as Exhibit 2.1 hereto, and (ii) the Plan of Merger, which is filed as Exhibit 10.23 hereto, each of which is incorporated herein by reference.

Changes to the Business. Cleopatra does not intend to carry on Vibrosaun’s business as its business. Cleopatra is in the beauty, hair, and spa industry.  Cleopatra provides beauty, hair, and spa services to its clients and members.

Changes to the Board of Directors and Executive Officers.  Upon the closing of the Share Exchange Agreement, the following changes to the Board of Directors and Executive Officers took place: David Merrell resigned as a director; David Rees resigned as Chief Executive Officer; YongPing Xu was appointed as the Chief Executive Officer and Director; HaiYing Guan was appointed as the President and Director; ZheYong He was appointed as the interim Chief Financial Officer. Biographies of the newly-appointed Board of Directors and Executive Officers are listed below.

YongPing Xu, age 36, is the CEO & Director.  Mr. Xu started learning hairstyling in Hong Kong in 1992 at MingFaLang. He started working in Shenzhen Shangri La in 1993 as a hairstylist. He has been the owner of Cleopatra since 1994 when he founded the company. In 2000, he studied creative hairstyling at Shanghai’s Vidal Sassoon Academy. In 2001, he attended Singapore’s Toni & Guy hairstyling course. In 2002, he attended UK’s Vidal Sassoon Academy hairstyling course. In 2003, he learned creative hairstyling in Japan.

HaiYing Guan, age 43, is the President and Director. She graduated from Guangzhou City Huang Village Sports Training Base where she studied Management from 1988 ~ 1990. From 1990 to 1991 she served as the Operations Supervisor of Shenzhen City Guomao Management Co. Ltd. From 1991 to 1993, she was the General Manager (Shenzhen Branch) of Hong Kong Heli Development Ltd. From 1993 to 1996, she was the president of Shenzhen City Feida Electronics Co. Ltd. From 1996 to 2006, she was the President of Shenzhen City Chuanhe Information Co. Ltd. Since 2007, she has served in the capacity of President of Cleopatra Co. Ltd.

ZheYong He, age 39, is the interim CFO. He graduated from Zhengzhou Institute of Aeronautical Industry Management in Accounting in 1995. From 1995 to 1997, he was the accountant in Aviation Industry Corporation of China. From 1997 to 1999, he was the Cost Estimator for Cai Zhong Computers (Shenzhen) Co. Ltd. From 1999 to 2003, he was the Finance Supervisor in Xin Yi Optical Plant Co. Ltd. From 2003 to 2008 he was the Finance Manager in Shenzhen Ju Tao Machinery Equipment.  Since 2008, he has been the Finance Director of Cleopatra Co. Ltd.

Accounting Treatment. The transaction set forth in the Share Exchange Agreement is being accounted for as an acquisition and recapitalization. Cleopatra International Group, Inc. is the acquirer for legal purposes and Festive Lion is the acquirer for accounting purposes and, consequently, the assets and liabilities and the historical operations that are reflected in the consolidated financial statements herein are those of Festive Lion.

Description of Our Company

Cleopatra International Group, Inc. was previously named Vibrosaun International, Inc.  Vibrosaun was formed as a Nevada corporation in 1986, under the name “Morning Glory Mining, Inc.”  Through the transactions described elsewhere in this section, the Company is now called “Cleopatra International Group, Inc.” Cleopatra is in the beauty, hair, and spa industry.  Cleopatra provides beauty, hair, and spa services to its clients and members. The practices of Cleopatra are described more fully in “The Business” section that follows.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and other written reports made from time to time by us that are not historical facts constitute so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. Forward-looking statements are likely to address our growth strategy, financial results and product and development programs, among other things. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. Such risks and uncertainties include but are not limited to those outlined in the section entitled “Risk Factors” and other risks detailed from time to time in our filings with the SEC or otherwise. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Overview

Vibrosaun International, Inc.

Vibrosaun was organized pursuant to the laws of the State of Nevada on October 22, 1986, under the name “Morning Glory Mining, Inc,” with an authorized capital of $50,000 divided into 50,000,000 shares of common stock, par value $0.001 per share.  Many companies organized in this time period listed various purposes for which they were organized, and we were initially organized to engage in mining and mineral exploration; to deal in real and personal property; to issue indebtedness in the furtherance of the purposes of the corporation; to execute contracts; to acquire and develop patents, trademarks and copyrights; to borrow money; to acquire and pay for other businesses; to acquire and dispose of our own shares; to reorganize or dissolve corporations; and to engage in any lawful business which may be conducted under the laws of the State of Nevada.

Share Exchange Agreement

On June 24, 2010, Vibrosaun entered into a share exchange transaction with Festive Lion Limited, a British Virgin Island Company (“FLL”), and the owners and majority shareholders of FLL. According to the terms of this Agreement, Vibrosaun acquired all of the equity ownership of FLL in exchange for a certain number of shares of the voting stock of Vibrosaun. Specifically, the Shareholders shall transfer all of the shares of FLL held by them (the “FLL Shares”), constituting 100% ownership of FLL, to Vibrosaun in exchange for 57,000,000 shares of Vibrosaun’s common stock.

 The Exchange took place upon the terms and conditions provided for in this Agreement and in accordance with applicable law, and was completed on September 15, 2010.  Immediately prior to the Exchange, Vibrosaun had a total of approximately 2,999,648 shares of its common stock issued and outstanding, and the Exchange Shares shall be issued in addition to the existing amount. For Federal income tax purposes, it is intended that the Exchange shall constitute a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board of Directors of Vibrosaun and the Board of Directors of FLL have each approved the proposed transaction, contingent upon satisfaction prior to closing of all of the terms and conditions of this Agreement; and FLL wholly owns World Alliance Holdings, a Hong Kong company. World Alliance Holdings wholly owns Shenzhen Cleopatra Salon and Spa Company Limited.

Name Change

On June 15, 2010, Vibrosaun caused to be formed a corporation under the laws of the State of Nevada called Cleopatra International Group, Inc. which is a direct wholly-owned subsidiary of Vibrosaun.  On June 30, 2010, Vibrosaun and Cleopatra entered into an Agreement and Plan of Merger, to become effective on July 2, 2010, pursuant to which Cleopatra merged with and into Vibrosaun and Vibrosaun remained as the surviving corporation of the merger.

As a result of the merger, the corporate name of Vibrosaun was changed to “Cleopatra International Group, Inc.”  Prior to the merger, Cleopatra had no liabilities and nominal assets and, as a result of the merger the separate existence of Cleopatra then ceased. Vibrosaun was the surviving corporation in the merger and, except for the name change provided for in the Agreement and Plan of Merger, there was no change in the directors, officers, capital structure or business of Vibrosaun.

Vibrosaun, as the parent domestic Nevada corporation, owning 100 percent of the outstanding shares of Cleopatra, under Nevada law (NRS Section 92A.180) may merge Cleopatra into itself without shareholder approval and effectuate a name change without shareholder approval.

The Business

As used in this Current Report on Form 8-K, all references to the “Company,” “we,” “our” and “us” for periods prior to the closing of the Share Exchange Agreement refer to Cleopatra International Group, Inc., and for periods subsequent to the closing of the Share Exchange Agreement refer to Vibrosaun International, Inc.

Shenzhen Cleopatra Salon and Spa Company Limited (“Cleopatra”) was originally established in 1994 and was incorporated in Shenzhen City, Guangdong Province as “Cleopatra Company Limited.”  We are in the beauty, hair, and spa service industry.  In 2007, we were reestablished in Shenzhen City, Guangdong Province as “New Cleopatra Company Limited” to reflect the changing market conditions in Shenzhen, China, as well as the restructuring of the business and management.  “New Cleopatra Company Limited” was located in an upscale shopping district.  In July 2007, we were awarded “Six Stars” by the All-China Federation of Industry and Commerce—Hairdressing and Beauty Association.  The “Six Stars” are awarded for décor, quality of service, level of professionalism, pricing of services, and business operating procedures. In October 2009, we were honored as one of the five best beauty, hair, and spa clubs by the All-China Federation of Industry and Commerce—Hairdressing and Beauty Association.

The Industry

We currently operate in the beauty, hair, and spa industry.  China’s beauty, hair, and spa industry is a fragmented market.  The industry as a whole was worth approximately 400 billion Chinese Yuan in 2009.  See China’s 2009-2012 Beauty, Hair, and Spa Marked Research Report.  This is also a very rapidly growing market, with a yearly growth rate typically not less than 20 percent.  The industry has a contribution margin of approximately three to four percent GDP to the Chinese economy.

Customers

Our target customers are professionals.  This includes people from the entertainment and fashion industry, and niche clientele from the general population.  We are a membership operated business.  However, we do operate a walk-in business as well.

Our Services

We are active in the beauty, hair, and spa industry providing these services to our customers and members.

Our Facilities and Services Provided

We currently operate a clubhouse in Shenzhen, the People’s Republic of China, with an onsite beauty center, salon center, and spa.  At the salon center we provide the following services: hair section, manicure, pedicure, hair styling, hair treatment, shampoo, and makeovers.  At the beauty center and spa we provide the following services: skin care, body shaping, body wellness, body massage, sauna room, tanning services, and yoga.  In addition, we have an onsite food and beverage center which provides herbal teas, nutrition foods, among other things.

Products

Currently we do not manufacture our own products.  However, we use the highest quality products for our services, including: Vidal Sassoon, L’OREAL, Wella, Schwarzkopf, Olanbe, and many others.  In addition we carry a wide variety of products ranging from shampoos, hair dyes, and hair oils, to body lotions and herbal oils.

Our Service Team

We have a highly competent team of technical directors, all of which have more than 15 years of experience in the industry.  Our team consists of about 200 full-time employees.  Amongst our service team we have a 1990 graduate of the Vidal Sassoon Academy in London.  In addition, we have won numerous hairstyling competitions in Asia.

Customer Service and Quality Control

We strive to achieve the highest quality of customer service.  In our efforts to achieve this, we have worked with major international styling academies, such as Tony & Guy, and Vidal Sassoon, to become proficient in the latest beauty styling and treatments.  We are currently in the process of attaining ISO 9000.  We use beauty, hair, and spa management software, as well as standard operating procedures for our business operations.  All of our equipment and equipment maintenance is supported by our vendors at the time of the equipment’s purchase.  Each member of our staff is a trained and competent technical professional.  Finally, all of our customers are chaperoned by at least one member of our staff during their treatments.

Memberships and Marketing

We have several different types of memberships catered for different customer preferences.  The level of membership selected by the customer will determine the specific type and amount of benefits the customer is eligible to receive.  We adapt ourselves to the ever changing market by offering different types of packages for our services.  This attracts new customers in addition to giving new benefits to our existing customers.

As of 2009, we have approximately 10,000 members and 5,000 walk-in customers annually.  We have membership plans ranging from 5,000 to 280,000 Chinese Yuan, and discounts   ranging from 10 to 65 percent, depending on the members choice of plan and service.  We also offer additional benefits, such as monetary equivalent services, depending on the members plan level.

Competition

We currently face various competitors depending on the level of comparison between us and our competitors.  However, we have identified our three largest competitors that could potentially hinder our expansion within the industry, specifically: Shanghai YongQi, Guangzhou Sunesy, and Wuhan FaYuanDi.  All three of these competitors provide features that set them apart from others, but also have competitive weaknesses.

 Shanghai YongQi holds a fairly large market share; they have a lower entry franchise fee, and currently have close to 400 franchises in operation.  However, they have simple interior décor, cater to mid- and low-level income customers, and provide very standard services.

Guangzhou Sunesy has a very easy to replicate business model, they have an efficient staff promotion system, and have substantial influence on the local industry.  However, they, like Shanghai YongQi have a simple interior décor, cater to mid- and low-level income customers, and provide very standard services.

Wuhan FaYuanDi has affordable pricing, approximately 200 franchises in operation, and also has substantial influence on the local industry.  However, they also have the same competitive weaknesses as Shanghai YongQi and Guangzhou Sunesy, specifically: simple interior décor, cater to mid- and low-level income customers, and provide standard services.

Strategy

Our strategy is to build upon our foundation and provide customers with excellent products and services.  By continuing to utilize our strengths and competitive advantages within the industry, we intend to become the standard of excellence by which others are measured.  Continued development and innovation will ensure our relevance far into the future.

Suppliers

Currently we use several different products in tandem with the services we supply to our clients.  However, we feel we are not dependent on any significant product or service from a third party.  The products used by our Company are easily attainable through several suppliers.  In addition, we strive to, and currently maintain professional relationships with our suppliers.

Regulatory Matters

Our industry is regulated by the Ministry of Commerce, the Ministry for Industry and Commerce, and the Ministry of Health.  Under the Ministry of Commerce, there are 21 regulations which a business operator must adhere to.  These regulations have been effective since January 1, 2005.  Specifically the fourth regulation establishes the following guidelines: (i) the need for bearing civic liberties; (ii) a permanent location of business operation; (iii) place of operation must have the necessary facilities and equipment; and (iv) qualified professional technicians must have the corresponding certifications.  In addition, we do follow and consult relevant policies and procedures established for financial institutions to manage internal operations.

Employees

As of September 13, 2010, we had a total of 200 full-time employees. Our employees are not party to any collective bargaining agreement. We believe our relations with our employees are good.

Property

We currently lease two locations.  The first is located at No. 12 YingChun Road, 9th Floor HaiWaiLianYin Building, Shenzhen City, LuoHu District, China.  This first location is predominately used as an office. This office is 11,313 square feet and the Company pays rent in the amount of 47,295 Chinese Yuen per month.  The lease expires November 30, 2011.

The second is located at RenMinNan Road, Level 5 – 063 King Glory Plaza, Shenzhen City, LuoHu District, China.  The second location is used predominately for our beauty, hair, and spa operations. The space is approximately 48,944 square feet and the Company pays rent in the amount of 272,820 Chinese Yuan per month. The lease expires on November 30, 2014.

Legal Proceedings

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business.  As of the filing date of this Form 8-K, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of our operations.  There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This discussion should be read in conjunction with the other sections of this Report, including “Risk Factors,” “Description of Business” and the Financial Statements attached hereto pursuant to Item 9.01 and the related exhibits. The various sections of this discussion contain a number of forward-looking statements, all of which are based on our current expectations and could be affected by the uncertainties and risk factors described throughout this Report. See “Forward-Looking Statements.” Our actual results may differ materially.

Results of Operations

These results should be read in conjunction with the Financial Statements and associated Notes submitted herewith attached hereto as Exhibit 99.1.

Results of Operations – Years Ended December 31, 2009 as Years Ended December 31, 2008

	Years Ended December 31,		Increase/	%
	2009	2008	(decrease)	change

Revenue	$6,066,241	690,720	5,375,521	778.2
Cost of services	2,698,659	468,005	2,230,654	476.6
Gross profit	3,367,582	222,715	3,144,867	1412.1
Selling and distribution expenses	195,537	-	195,537	N/A
General and administrative expenses	320,862	170,960	149,902	87.7
Other income	175,798	-	175,798	N/A
Other expenses	(40,686)	-	(40,686)	N/A
Income before income taxes	2,986,295	51,755	2,934,540	5670.1
Provision for income taxes	746,574	12,939	733,635	5670.0
Net income	$2,239,721	38,816	2,200,905	5670.1

Revenues

The Company operates a Clubhouse in Shenzhen, the PRC, with a beauty center, a salon center and spa facilities.

Sales revenue of $6,066,241 for the year ended December 31, 2009 represents revenue from the provision for beauty services.

Sales revenue of $690,720 for the year ended December 31, 2008 represents management fee income received from Mr. Xu, a shareholder of the Company. Prior to January 1, 2009, the Clubhouse was operated by Mr. Xu and he was entitled to the net proceeds, if any, arising from the Clubhouse operations during the period. The Company was responsible for the management of the Clubhouse’s property, plant and equipment during the period for a management fee income of RMB400,000 (or equivalent to approximately $57,560) per month.

Cost of services and gross profit

Cost of services significantly increased from $468,005 for the year ended December 31, 2008 to $2,698,659 for the year ended December 31, 2009.  Gross profit increased from $222,715 for the year ended December 31, 2008 to $3,367,582 for the year ended December 31, 2009.

The increase in cost of services as well as gross profit was mainly attributable to a full Clubhouse operation in 2009 whereas the Company was solely responsible for the provision of management service in 2008.

Selling and distribution expenses

Selling and distribution expenses for the year ended December 31, 2009 mainly comprised payroll for marketing staff and promotion expenses.

The Company did not incur any selling and distribution expense in 2008 as the Company was solely responsible for the provision of management service in 2008.

General and administrative expenses

General and administrative expenses mainly comprised administrative payroll and office expenses. The increase in general and administrative expenses by $149,902 was mainly attributable to an increase in administrative payroll in 2009, as the Company took up full Clubhouse operation during the year and increased back office headcounts to support frontline operations.

Income before income taxes and provision for income taxes

Income before tax for the year ended December 31, 2009 was $2,986,295, representing an increase of $2,934,540 from 2008. The increase in income before tax was mainly attributable to the increase in sales revenue in 2009, as the Company took up full Clubhouse operation during the year.

Income tax for the years ended December 31, 2009 and 2008 was $746,574 and $12,939, respectively. The effective tax rate was approximately 25% for both financial years.

Net income

Net income for the years ended December 31, 2009 and 2008 amounted to $2,239,721 and $38,816, respectively.  The increase in net income by $2,200,905 was mainly attributable to the increase in sales revenue.

Results of Operations – Six Months Ended June 30, 2010 as Compared to Six Months Ended June 30, 2009

	Six months ended June 30,		Increase/	%
	2010	2009	(decrease)	change

Revenue	$3,598,790	2,691,947	$906,843	33.7
Cost of services	1,791,878	1,296,163	495,715	38.2
Gross profit	1,806,912	1,395,784	411,128	29.5
Selling and distribution expenses	514,325	153,552	360,773	235.0
General and administrative expenses	176,810	142,935	33,875	23.7
Other income	55,008	47,580	7,428	15.6
Other expenses	(63,674)	(30,510)	(33,164)	108.7
Income before income taxes	1,107,111	1,116,367	(9,256)	(0.8)
Provision for income taxes	276,778	279,092	(2,314)	(0.8)
Net income	$830,333	837,275	$(6,942)	(0.8)

Revenues

Sales revenue for the six months ended June 30, 2010 and 2009 represents revenue from Clubhouse operations. The increase in sales revenue by $906,843 or 33.7% to $3,598,790 for the six months ended June 30, 2010 was mainly driven by the increase in promotion and marketing efforts during the first half of 2010.

Cost of services and gross profit

Cost of services increased from $1,296,163 for six months ended June 30, 2009 to $1,791,878 for the same period in 2010. The increase in cost of services by $495,715 was mainly driven by the increase in sales revenue. Also, there is an increase in spending for cosmetic products as the Company enhanced the quality of beauty services in order to improve customer satisfaction.

Gross profit increased by $277,607, or 18.2%, from $1,529,305 for the six months ended June 30, 2009 to $1,806,912 for the six months ended June 30, 2010.  Gross profit as a percentage of revenue was 50.2% for the first half of 2010, representing a decrease of 1.7% from 51.9% for the same period last year. The increase in gross profit was mainly driven by the increase in sales revenue. The decrease in gross profit margin was mainly due to the improvement in service quality by using better cosmetic products.

Selling and distribution expenses

Selling and distribution expenses increased from $153,552 for the six months ended June 30, 2009 to $514,325 for the six months ended June 30, 2010.  The significant increase in selling and distribution expenses was mainly attributable to the increase in promotion and marketing efforts.

General and administrative expenses

General and administrative expenses increased by $33,875 from $142,935 for the six months ended June 30, 2009 to $176,810 for the six months ended June 30, 2010. The increase in general and administrative expenses was primarily due to the increase in administrative payroll, as the Company increased back office headcounts during the first half of 2010.

Income before income taxes and provision for income taxes

The Company recorded a profit before income tax of $1,107,111 for the six months ended June 30, 2010. The amount is generally comparable to a profit of $1,116,367 for the six months ended June 30, 2009.

Income tax expense for the six months ended June 30, 2010 and 2009 was $276,778 and $279,092, respectively. The effective tax rate was approximately 25% for both financial years.

Net income

Net income for the six months ended June 30, 2010 was $830,333. The amount is generally comparable to a net income of $837,275 for the comparative period last year.

Liquidity and Capital Resources

Cash and cash equivalents

As of June 30, 2010, the Company had a total cash and cash equivalents of $208,245 compared to $21,000 as of December 31, 2009.  The cash was mainly used to fund our operations.  The Company’s cash flows for the six months ended June 30, 2010 are analyzed as follows:

Cash Flows – Six Months Ended June 30, 2010 as Compared to Six Months Ended June 30, 2009

	Six months ended June 30,
	2010	2009

Net cash provided by operating activities	$504,498	$1,600,073
Net cash used in investing activities	(111,245)	(1,499)
Net cash used in financing activities	(207,358)	(1,377,163)
Net increase in cash and cash equivalents	$185,895	$221,411

Our net cash provided by operating activities for the six months ended June 30, 2010 and 2009 was $504,498 and $1,600,073, respectively. The decrease in cash flows from operating activities by $1,095,575 was mainly due to i) the increase in prepayment by $881,670, as the Company prepaid approximately $769,950 for purchase of cosmetic products; and ii) the increase in amount due from a related party by $509,912.

Our cash flow used in investing activities of $111,245 for the six months ended June 30, 2010 represents purchase of equipment and machinery during the period.

Our cash flows used in financing activities for the six months ended June 30, 2010 and 2009 was $207,358 and $1,377,163, respectively. The decrease in cash flows used in financing activities was mainly due to the decrease in amount due to shareholders by $1,226,054.

Working Capital

As of June 30, 2010, the Company recorded a working capital deficit of $1,076,299, as compared to a deficit of $2,638,339 as of December 31, 2009.  The decrease in deficit was mainly attributable to the profit for the first half of 2010.

Off-Balance Sheet Transactions

We do not maintain any off-balance sheet transactions, arrangements, obligations or other relationships with unconsolidated entities or others that are reasonably likely to have a material current or future effect on our financial condition, cash flows, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based upon our condensed consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these condensed consolidated financial statements requires us to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and the related disclosure of contingent assets and liabilities. We base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

An accounting policy is considered to be critical if it requires an accounting estimate to be made based on assumptions about matters that are highly uncertain at the time the estimates are made, and if different estimates that reasonably could have been used, or changes in the accounting estimates that are reasonably likely to occur, could materially impact the consolidated financial statements.

We believe that the following critical accounting policy reflect the significant estimates and assumptions which are used in the preparation of the consolidated financial statements and affect our financial condition and results of operations.

Revenue Recognition

Revenue represents the invoiced value of goods sold recognized upon the shipment of goods to customers. Revenue is recognized when all of the following criteria are met:

a)

Persuasive evidence of an arrangement exists,

b)

Delivery has occurred,

c)

The seller’s price to the buyer is fixed or determinable, and

d)

Collectability is reasonably assured.

Recent Accounting Pronouncements

The Company does not expect that the adoption of any recent accounting pronouncements will have any material impact on its financial statements.

Risk Factors

There are numerous and varied risks, known and unknown, that may prevent us from achieving our goals. If any of these risks actually occur, our business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of our common stock could decline and investors could lose all or part of their investment.

Risks Related to Our Business

Competition may increase in the beauty, hair, and spa industry.

We may in the future compete for potential customers with current companies not yet offering services in our industry and/or new companies to the industry.  Competition in the industry may increase in the future, partly due to the current economic situation in the United States and internationally.  Increased competition could result in price reductions, and reduced margins or loss of market share.

There can be no assurance that we will be able to compete successfully against future competitors. If we are unable to compete effectively, or if competition results in a deterioration of market conditions, our business and results of operations would be adversely affected.

Our profitability depends, in part, on our ability to provide customer satisfaction, and if we are unable to maintain this, we could lose our competitive advantage.

We believe our brand has gained substantial recognition by consumers.  We believe this is largely due to our high standards of quality control.  If we fail to continue to maintain this, we could potentially lose customers, which would adversely affect our operations.

The success of our business depends on maintaining key personnel who may terminate their employment with us at any time, and we will need to hire additional qualified personnel.

We rely heavily on the services of our technical professionals, as well as several other management personnel.  Loss of the services of any such individuals would adversely impact our operations.  In addition, we believe our technical personnel represent a significant asset and provide us with a competitive advantage over many of our competitors and that our future success will depend upon our ability to retain these key employees and our ability to attract and retain other skilled.

If we are unable to attract, train and retain highly qualified personnel, the quality of our services may decline and we may not successfully execute our internal growth strategies.

Our success depends in large part upon our ability to continue to attract, train, motivate and retain highly skilled and experienced employees, including technical personnel. Qualified technical employees periodically are in great demand and may be unavailable in the time frame required to satisfy our customers’ requirements. While we currently have available technical expertise sufficient for the requirements of our business, expansion of our business could require us to employ additional highly skilled technical personnel.

There can be no assurance that we will be able to attract and retain sufficient numbers of highly skilled technical employees in the future. The loss of personnel or our inability to hire or retain sufficient personnel at competitive rates of compensation could impair our ability to secure and complete customer engagements and could harm our business.

We are exposed to risks associated with the ongoing financial crisis and weakening global economy, which increase the uncertainty of consumers purchasing products and/or services.

The recent severe tightening of the credit markets, turmoil in the financial markets, and weakening global economy are contributing to a decrease in spending by consumers.  If these economic conditions are prolonged or deteriorate further, the market for our services could potentially decrease accordingly.

Risks Relating to Our Industry

We have experienced product and service changes in our industry. New products and services may provide additional alternatives and result in a decrease in our consumer base.

The beauty, hair, and spa industry, in general, is a quickly changing industry. Our future success will depend on our ability to appropriately respond to changing changes in customer preferences, as well as new products or services being offered by our competitors.  If we adopt products and services that are not attractive to consumers, we may not be successful in capturing or retaining a significant share of our market.

Existing regulations, and changes to such regulations, may present barriers to the use of our products and/or service., which may significantly reduce demand for our products and/or services.

Our services are currently regulated by the Ministry of Commerce, the Ministry for Industry and Commerce, and the Ministry of Health.  We currently comply with the regulations these Ministries have set forth.  However, a change in these regulations could create unknown barriers in continuing our operations as they currently exist.

Our success depends on providing products and services that create an enjoyable experience for our customers and members.

Our Company must continue be aware of our customer’s needs and satisfaction of the products and services we offer.  The Company’s operating results would suffer if we were not responsive to the needs of our customers and members.

Our Company could potentially experience rapid growth in operations, which would place significant demands on the Company’s management, operational, and financial infrastructure.

If the Company does not effectively manage its growth, the quality of its products and services could suffer, which could negatively affect the Company’s brand and operating results.  To effectively manage this growth, the Company will need to continue to improve its operational, financial, and management controls and its reporting systems and procedures.  Failure to implement these improvements could hurt the Company’s ability to manage its growth and financial position.

The brand identity that the Company has developed has significantly contributed to the success of its business. Maintaining and enhancing the Company’s brand image is critical to expanding the Company’s base of customers and members.

The Company believes that the importance of brand recognition will increase due to the relatively low barriers to entry in the beauty, hair, and spa market. If the company fails to maintain and enhance the Company’s brand, or if it incurs excessive expenses in this effort, the Company’s business, operating results and financial condition will be materially and adversely affected. Maintaining and enhancing the Company’s brand will depend largely on the Company’s ability to continue to provide high-quality products and services.

Risks Relating to Our Organization and Our Common Stock

As of July 2, 2010, we became a consolidated subsidiary of a company that is subject to the reporting requirements of federal securities laws, which can be expensive and may divert resources from other projects, thus impairing our ability to grow.

As a result of the Merger, we became a public reporting company and, accordingly, subject to the information and reporting requirements of the Exchange Act and other federal securities laws, including compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC (including reporting of the Merger) and furnishing audited reports to stockholders will cause our expenses to be higher than they would have been if we remained privately held and did not consummate the Merger.

If we fail to establish and maintain an effective system of internal control, we may not be able to report our financial results accurately or to prevent fraud. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our common stock.

It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures. Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. In addition, if we are unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, then we may not be able to obtain the independent accountant certifications required by such act, which may preclude us from keeping our filings with the SEC current and may adversely affect any market for, and the liquidity of, our common stock.

Public company compliance may make it more difficult for us to attract and retain officers and directors.

The Sarbanes-Oxley Act and new rules subsequently implemented by the SEC have required changes in corporate governance practices of public companies. As a public company, we expect these new rules and regulations to increase our compliance costs and to make certain activities more time consuming and costly. As a public company, we also expect that these new rules and regulations may make it more difficult and expensive for us to obtain director and officer liability insurance in the future and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers.

Because we became public by means of a merger, we may not be able to attract the attention of major brokerage firms.

There may be risks associated with us becoming public through a merger. Securities analysts of major brokerage firms may not provide coverage of us since there is no incentive to brokerage firms to recommend the purchase of our common stock. No assurance can be given that brokerage firms will, in the future, want to conduct any secondary offerings on behalf of our post-Merger company.

Our stock price may be volatile.

The market price of our common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond our control, including the following:

●

changes in our industry;

●

competitive pricing pressures;

●

 our ability to obtain working capital financing;

●

additions or departures of key personnel;

●

limited “public float” in the hands of a small number of persons whose sales or lack of sales could result in positive or negative pricing pressure on the market price for our common stock;

●

sales of our common stock;

●

our ability to execute our business plan;

●

operating results that fall below expectations;

●

loss of any strategic relationship;

●

regulatory developments;

●

economic and other external factors; and

●

period-to-period fluctuations in our financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

We may not pay dividends in the future. Any return on investment may be limited to the value of our common stock.

We do not anticipate paying cash dividends in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting us at such time as our board of directors may consider relevant. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

There is currently no liquid trading market for our common stock and we cannot ensure that one will ever develop or be sustained.

To date there has not been a liquid trading market for our common stock. We cannot predict how liquid the market for our common stock might become.  As soon as is practicable after becoming eligible, we anticipate applying for listing of our common stock on either the NYSE Amex Equities, The Nasdaq Capital Market or other national securities exchange, assuming that we can satisfy the initial listing standards for such exchange. We currently do not satisfy the initial listing standards for any of these exchanges, and cannot ensure that we will be able to satisfy such listing standards or that our common stock will be accepted for listing on any such exchange. Should we fail to satisfy the initial listing standards of such exchanges, or our common stock is otherwise rejected for listing and remains quoted on the OTC Bulletin Board or is suspended from the OTC Bulletin Board, the trading price of our common stock could suffer and the trading market for our common stock may be less liquid and our common stock price may be subject to increased volatility.

Furthermore, for companies whose securities are quoted on the OTC Bulletin Board, it is more difficult (i) to obtain accurate quotations, (ii) to obtain coverage for significant news events because major wire services generally do not publish press releases about such companies and (iii) to obtain needed capital.

Our common stock is currently a “penny stock,” which may make it more difficult for our investors to sell their shares.

Our common stock is currently and may continue in the future to be subject to the “penny stock” rules adopted under Section 15(g) of the Exchange Act. The penny stock rules generally apply to companies whose common stock is not listed on The NASDAQ Stock Market or other national securities exchange and trades at less than $5.00 per share, other than companies that have had average revenue of at least $6,000,000 for the last three years or that have tangible net worth of at least $5,000,000 ($2,000,000 if the company has been operating for three or more years). These rules require, among other things, that brokers who trade penny stock to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade penny stocks because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. If we remain subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for our securities. Since our securities are subject to the penny stock rules, investors may find it more difficult to dispose of our securities.

Offers or availability for sale of a substantial number of shares of our common stock may cause the price of our common stock to decline.

If our stockholders sell substantial amounts of our common stock in the public market, or upon the expiration of any statutory holding period under Rule 144, or issued upon the exercise of outstanding options or warrants, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of our common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult our ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of the Closing regarding the beneficial ownership of our common stock, taking into account the consummation of the Merger, by (i) each person or entity who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each executive officer and named officer; (iii) each director; and (iv) all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o 3884 East North Little Cottonwood Road, Salt Lake City, Utah, 84092.  The table is respectively based upon 59,999,648 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned(1)(2)
YongPing Xu (3)	27,540,000	45.9%
HaiYing Guan(3)	18,360,000	30.6%
ZheYong He (3)	0	0%
David M. Rees (3)(4)	2,279,000	3.8%
Vincent & Rees LC (4)	2,279,000	3.8%
All officers and directors as a group (5 individuals)	48,379,000	80.3%

(1)

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of September 15, 2010. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)

Based on 59,999,648 shares of our common stock (includes the assumption of the exercise of all securities) outstanding immediately following the closing of the Share Exchange Agreement.

(3)

Officer and/or director.

(4)

 David M. Rees may be deemed to be the beneficial owner of the 2,279,000 shares of Vincent & Rees, LC.  Mr. Rees is the owner of Vincent & Rees, LC.

Executive Officers and Directors

The following persons are our executive officers and directors as of September 15, 2010, upon effectiveness of the Merger, and hold the positions set forth opposite their respective names.

Name

Age

Position

YongPing Xu

36

CEO and Director

HaiYing Guan

43

President and Director

ZheYong He

39

Interim CFO

David M. Rees

43

Director

Our directors hold office until the earlier of their death, resignation or removal by stockholders or until their successors have been qualified.  Our officers are elected annually by, and serve at the pleasure of, our board of directors.

Biographies

Directors and Officers

YongPing Xu, age 36, is the CEO & Director. Mr. Xu started learning hairstyling in Hong Kong in 1992 at MingFaLang. He started working in Shenzhen Shangri La in 1993 as a hairstylist. He has been the owner of Cleopatra since 1994 when he founded the company. In 2000, he studied creative hairstyling at Shanghai’s Vidal Sassoon Academy. In 2001, he attended Singapore’s Toni & Guy hairstyling course. In 2002, he attended UK’s Vidal Sassoon Academy hairstyling course. In 2003, he learned creative hairstyling in Japan.

HaiYing Guan, age 43, is the President and Director. She graduated from Guangzhou City Huang Village Sports Training Base where he studied Management from 1988 ~ 1990. From 1990 to 1991 she served as the Operations Supervisor of Shenzhen City Guomao Management Co. Ltd. From 1991 to 1993, she was the General Manager (Shenzhen Branch) of Hong Kong Heli Development Ltd. From 1993 to 1996, she was the president of Shenzhen City Feida Electronics Co. Ltd. From 1996 to 2006, she was the President of Shenzhen City Chuanhe Information Co. Ltd. Since 2007, she has served in the capacity of President of Cleopatra Co. Ltd

ZheYong He, age 39, is the interim CFO. He graduated from Zhengzhou Institute of Aeronautical Industry Management in Accounting in 1995. From 1995 to 1997, he was the accountant in Aviation Industry Corporation of China. From 1997 to 1999, he was the Cost Estimator for Cai Zhong Computers (Shenzhen) Co. Ltd. From 1999 to 2003, he was the Finance Supervisor in Xin Yi Optical Plant Co. Ltd. From 2003 to 2008 he was the Finance Manager in Shenzhen Ju Tao Machinery Equipment  Since 2008, he has been the Finance Director of Cleopatra Co. Ltd.

David M. Rees has been a partner in the Salt Lake City firm of Vincent & Rees, L.C., a law and business advisory firm, since 2004.  From 2002 to 2004, David served as CEO of English Language Learning and Instruction System, a publicly traded educational software company in Sandy, Utah.  David has also acted as general counsel to numerous public and private companies.  David was an associate in the Mergers & Acquisitions and Corporate Finance departments at the law firm of Skadden, Arps, Slate, Meagher & Flom in New York, NY.  David received his B.A. in History from Weber State University in 1990 and his J.D. from New York University in 1993.  David is 43 years of age.

There are no family relationships among any of our directors and executive officers.

Executive Compensation

Summary Compensation Table

The table below sets forth, for our last two fiscal years, the compensation earned by our officers and directors

			Deferred				All Other
Name and			Compen-		Stock	Option	Compen-
Principal Position		Salary	sation	Bonus	Awards	Awards	sation

Xu YongPing	2009	$ -	$ -	$ -	$ -	$ -	$ -
CEO and Director	2008	$ -	$ -	$ -	$ -	$ -	$ -

Guan HaiYing	2009	$ -	$ -	$ -	$ -	$ -	$ -
President and Director	2008	$ -	$ -	$ -	$ -	$ -	$ -

He ZheYong	2009	$ -	$ -	$ -	$ -	$ -	$ -
Interim CFO	2008	$ -	$ -	$ -	$ -	$ -	$ -

David M. Rees	2009	$ -	$ -	$ -	$ -	$ -	$ -
Director	2008	$ -	$ -	$ -	$ -	$ -	$ -

Agreements with Executives Officers

The Company does not currently have any employment agreements with any of its Executive Officers.

Stock Option Plan

The Company does not currently have any equity compensating plans or stock option plans, but may decide to implement on in the future.

Director Compensation

During the fiscal years ended December 31, 2009 and 2008, our directors did not receive any compensation from us for their services in such capacity and we do not foresee paying our directors any compensation for their services in such capacity in the future.

Directors’ and Officers’ Liability Insurance

Cleopatra does not have directors’ and officers’ liability insurance.  This could potential be implemented in the future, however, there is currently no plans for any implementation in the near future.

Code of Ethics

The Company adopted a Code of Ethics on April 14, 2009.

Board Committees

We expect our board of directors, in the future, to appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee. We intend to appoint such persons to committees of the board of directors as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange, although we are not required to comply with such requirements until we elect to seek a listing on a national securities exchange.

Certain Relationships and Related Transactions

None.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon the closing of the Share Exchange Agreement, the following changes to the Board of Directors and Executive Officers took place: David Merrell resigned as a director; David Rees resigned as Chief Executive Officer; YongPing Xu was appointed as the Chief Executive Officer and Director; HaiYing Guan was appointed as the President and Director; ZheYong He was appointed as the interim Chief Financial Officer. Biographies of the newly-appointed Board of Directors and Executive Officers are listed below.

YongPing Xu, age 36, is the CEO & Director. Mr. Xu started learning hairstyling in Hong Kong in 1992 at MingFaLang. He started working in Shenzhen Shangri La in 1993 as a hairstylist. He has been the owner of Cleopatra since 1994 when he founded the company. In 2000, he studied creative hairstyling at Shanghai’s Vidal Sassoon Academy. In 2001, he attended Singapore’s Toni & Guy hairstyling course. In 2002, he attended UK’s Vidal Sassoon Academy hairstyling course. In 2003, he learned creative hairstyling in Japan.

HaiYing Guan, age 43, is the President and Director. She graduated from Guangzhou City Huang Village Sports Training Base where she studied Management from 1988 ~ 1990. From 1990 to 1991 she served as the Operations Supervisor of Shenzhen City Guomao Management Co. Ltd. From 1991 to 1993, she was the General Manager (Shenzhen Branch) of Hong Kong Heli Development Ltd. From 1993 to 1996, he was the president of Shenzhen City Feida Electronics Co. Ltd. From 1996 to 2006, she was the President of Shenzhen City Chuanhe Information Co. Ltd. Since 2007, she has served in the capacity of President of Cleopatra Co. Ltd

ZheYong He, age 39, is the interim CFO. He graduated from Zhengzhou Institute of Aeronautical Industry Management in Accounting in 1995. From 1995 to 1997, he was the accountant in Aviation Industry Corporation of China. From 1997 to 1999, he was the Cost Estimator for Cai Zhong Computers (Shenzhen) Co. Ltd. From 1999 to 2003, he was the Finance Supervisor in Xin Yi Optical Plant Co. Ltd. From 2003 to 2008 he was the Finance Manager in Shenzhen Ju Tao Machinery Equipment  Since 2008, he has been the Finance Director of Cleopatra Co. Ltd.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), Festive Lion Limited’s audited consolidated financial statements for the fiscal years ended December 31, 2009 and 2008 are filed in this Current Report on Form 8-K as Exhibit 99.1.

(b)

Proforma Financial Statements.  Per Regulation S-X Article 11, a narrative description of the pro forma effects of the transaction can be presented where a limited number of pro forma adjustments are required and those adjustments are easily understood.  Cleopatra International Group, Inc., (“Cleopatra”) is a shell company with limited activities, therefore, there are a limited number of pro forma adjustments and we are not presenting the pro forma financial statement in this current report.  Below is the narrative description of the pro forma effects of the transaction.

Because Festive Lion (“Festive Lion”) former owners have received the majority voting rights in the combined entity and Festive Lion’s officers and directors have been appointed as executive officers and directors upon the completion of the share exchange transaction, the share exchange transaction is deemed to be a reverse acquisition and recapitalization.  In accordance with the Accounting and Financial Report Interpretations and Guidance prepared by the staff of the U.S. Securities and Exchange Commission, Cleopatra (the legal acquirer) is considered the accounting acquiree and Festive Lion (the legal acquiree) is considered the accounting acquirer.  The consolidated financial statements of the combined entity will be in substance be those of Festive Lion, with the assets and liabilities, and revenues and expenses of Cleopatra being included effective from the date of the consummation of the share exchange transaction.  Cleopatra is deemed to be a continuation of the business of Festive Lion.  The outstanding stock of Cleopatra prior to the share exchange transaction will be accounted for at their net book value and no goodwill will be recognized.

(c)

Exhibits.  The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.

Description

            2.1               Share Exchange Agreement between Vibrosaun International, Inc. and Festive Lion Limited, dated June 24, 2010,

                               as amended.

99.1

Festive Lion Limited and Subsidiaries financial statements for the fiscal years ended December 31, 2009 and 2008, and financial statements for the six month period ended June 30, 2010 and 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2010

CLEOPATRA INTERNATIONAL GROUP, INC.

By: /s/ Xu YongPing

Xu YongPing

CEO and Director